EXHIBIT (10i)



                                 AMENDMENT TO
                           RESTRICTED STOCK AGREEMENT



    AGREEMENT made and entered into as of the 26th day of July, 1994 between Zenith Electronics Corporation, a Delaware corporation (the "Company") _________________________ ("Executive").

    WHEREAS, _____________________, the Company entered into a Restricted Stock Agreement with Executive which was subsequently amended on __________________________________________________; and

    WHEREAS, the Company and Executive now desire to amend the Restricted Stock Agreement in certain respects;

    NOW, THEREFORE, the parties agree as follows:

    1.  Sections 2 and Section 5(a) are amended by substituting
"age 65" for "age 62" wherever "age 62" appears.

    2. Section 5(b) is amended by placing a period after the phrase "continue to bear the legend prescribed by Section 3" in the first sentence and deleting the balance of that sentence and the immediately following sentence.

    3. Section 5(c) is redesignated Section 5(d) and is further amended by deleting the following phrase: "or 7,"

    4.  Section 5 is amended by inserting the following new paragraph after
Section 5(b):

        "(c) If the Executive shall notify the Secretary of the Company, in writing, no later than the last business day of the calendar year immediately preceding the calendar year in which the Executive attains the age of 65 that the Executive elects to receive on his sixty-fifth (65th) birthday one hundred percent (100%) of the Restricted Shares free of all restrictions, then all of the Restricted Shares shall become freely transferable by the Executive on the Executive's sixty-fifth (65th) birthday."

    5.  Section 6 is deleted in its entirety.

    6. Section 7 is redesignated Section 6, and is further amended by deleting the designation of the letter (a) and deleting section (b) in its entirety.

    7.  Section 8 and 9 are redesignated Section 7 and Section 8 respectively.

    IN WITNESS WHEREOF the parties have executed this Amendment to Restricted Stock Agreement this _____ day of _____________________, 1995.


                                     ZENITH ELECTRONICS CORPORATION



                                     By:______________________________




                                        _______________________________

                                                  Executive